UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana		46514-3305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2019, the Board of Directors (the “Board”) of Thor Industries, Inc. (the “Company”) approved changes to the compensation programs for its named executive officers (those officers whose compensation is disclosed in the proxy statement for the Company’s annual meeting) effective beginning in fiscal 2020. Among other changes, the Board realigned target compensation pay mix to a fifty percent (50%) split, allocated equally between cash (salary and management incentive plan bonuses) and equity compensation, whereas in recent fiscal years a larger percentage of compensation had been paid in cash. In addition, the Board diversified the performance metrics used to determine equity compensation.

Under the revised equity compensation program, fifty percent (50%) of target equity compensation will be determined in accordance with historical practice, based on a percentage of the Company’s net income before taxes during the applicable fiscal year. The other fifty percent (50%) of target equity compensation will be determined based on the Company’s return on invested capital and free cash flow during a three year measurement period (North American operations only and a two year measurement period for fiscal 2020 grants). Earned equity awards for the second component of the equity program will be based on a sliding scale of actual performance against relevant goals within a range of fifty percent (50%) to one hundred and fifty percent (150%). Performance below the fifty percent (50%) threshold will result in no earned shares, while performance at the one hundred fifty percent (150%) level and above would result in an award of shares equal in value to two times the amount of target compensation allocated to the second component of the equity program. In deriving the number of shares earned, if any, both performance metrics will be weighted equally.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: September 13, 2019	By:	/s/ W. Todd Woelfer
	Name:	W. Todd Woelfer
	Title:	Senior Vice President, General Counsel and Secretary